UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                            F O R M 8 - K/A Number 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                February 26, 1999



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





 0-19118                                                    74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788

     The undersigned registrant hereby amends the following items, financial statements and exhibits of its Current Report on Form 8-K dated January 28, 1999, as set forth in the pages attached hereto.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (B)Unaudited Pro Forma Financial Statements

        (1) Pro Forma Condensed Balance Sheet as of September 30, 1998.

        (2) Pro Forma Statement of Operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma Financial Information


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial statements are derived from the historical financial statements of Abraxas Petroleum Corporation (Company) and are adjusted to reflect the divestiture of the Company's Wyoming properties, previously reported on Form 8-K and Form 8-K/A Number 1 filed on November 30, 1998 and January 27, 1999 respectively. The unaudited pro forma statements also reflect the acquisition of New Cache Petroleums Ltd (New Cache) described in the Form 8-K filed on January 28, 1999.

The unaudited pro forma condensed balance sheet of the Company as of September 30, 1998 has been prepared assuming that the divestiture of the Wyoming properties and the acquisition of New Cache occurred on September 30, 1998. The historical balance sheet of New Cache is as of August 31, 1998 as their fiscal year ended on November 30. The unaudited pro forma consolidated statements of operations are presented as if the divestiture of the Wyoming properties and the acquisition of New Cache occurred at the beginning of the period presented. The historical financial statements of New Cache included in the pro forma statements are for the nine months ended August 31, 1998 and November 30, 1997 respectively.

The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the divestiture and acquisition actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations. While the Company believes that cost savings in general and administrative expense for the combined entities will be achieved, these potential cost savings have not been included in the pro forma statements of operations.

                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                                                              September 30, 1998
                                -------------------------------------------------------------------------------
                                  Abraxas    Divestiture                New Cache                    Abraxas/
                                 Petroleum    of Wyoming                  Ltd.        Pro Forma      New Cache
                                 Historical   Properties   Sub-total    Historical    Adjustments    Pro Forma
                                ----------- -------------- ----------  ------------  -------------  -----------
                                                                (In Thousands)
ASSETS:
Current Assets
  Cash ......................   $  11,268   $    --        $ 11,268    $     --      $ (3,064)(2)   $  8,204
  Accounts receivable, less
  allowance for doubtful
  accounts ..................       8,952        --           8,952        5,391          --          14,343
  Property held for sale ....      60,250     (60,250)(2)       --           --           --            --
  Equipment inventory .......         493        --             493          --           --             493
  Other current assets ......         185        --             185          --           --             185
                                ---------    ---------     ---------    ---------     ---------     ---------
    Total current assets ....      81,148     (60,250)       20,898        5,391        (3,064)       23,225

Property and equipment, based
 on the full cost method of
 accounting - net ...........     259,964       1,650 (2)   261,614      107,950        (1,141)(3)   368,423
Deferred financing fees, net of
 accumulated amortization           8,656        --           8,656          --            --          8,656

Restricted cash ............
                                       40        --              40          --            --             40
Other assets ................       1,222         602 (3)     1,824          --            --          1,824
                                ---------    ---------     ---------    ---------     ---------     ---------
 Total assets ...............   $ 351,030   $ (57,998)    $ 293,032    $ 113,341      $ (4,205)     $ 402,168
                                =========    =========     =========    =========     =========     =========





See adjustments to unaudited pro forma financial statements.

                ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                                                              September 30, 1998
                                -------------------------------------------------------------------------------
                                  Abraxas    Divestiture                New Cache                    Abraxas/
                                 Petroleum    of Wyoming                  Ltd.        Pro Forma      New Cache
                                 Historical   Properties   Sub-total    Historical    Adjustments    Pro Forma
                                ----------- -------------- ----------  ------------  -------------  -----------
                                                                (In Thousands)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ........    $   9,450    $    --      $   9,450    $   6,122    $    --         $  15,572
   Oil and gas production
    payable ................        3,285         --          3,285         --           --             3,285
   Accrued interest ........       13,253         --         13,253         --           --            13,253
   Income taxes payable ....          162         --            162         --           --               162
   Other accrued expenses ..        1,109         --          1,109         --           --             1,109
                                ---------    ---------    ---------    ---------    ---------       ---------
   Total current liabilities       27,259         --         27,259        6,122         --            33,381

 Long-term debt:
 Senior notes ..............      275,000      (57,998)(1)  217,002         --         57,998 (1)     275,000
 Credit facility ...........          100         --            100       24,426        2,269 (2)      26,795
 Other .....................        7,076         --          7,076         --            --            7,076
                                ---------    ---------    ---------    ---------    ---------       ---------
                                  282,176      (57,998)     224,178       24,426       60,267         308,871

 Premium on senior notes ...        3,471         --          3,471         --           --             3,471
 Deferred income taxes .....       21,976         --         21,976       17,857         --            39,833
 Minority interest in foreign
  subsidiary ...............        9,392         --          9,392         --           --             9,392
 Future site restoration ...        3,279         --          3,279          464         --             3,743

 Stockholders' equity ......        3,477         --          3,477       64,472      (64,472)          3,477
                                ---------    ---------    ---------    ---------    ----------      ---------
   Total liabilities and
     stockholders' equity ...   $ 351,030    $ (57,998)   $ 293,032    $ 113,341    $  (4,205)      $ 402,168
                                =========    =========    =========    =========    ==========      =========



See adjustments to unaudited pro forma financial statements.




                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                         Nine months ended September 30, 1998
                                               -------------------------------------------------------------------------------
                                                 Abraxas    Divestiture                  New Cache                    Abraxas/
                                                Petroleum    of Wyoming                    Ltd.        Pro Forma      New Cache
                                                Historical   Properties     Sub-total    Historical    Adjustments    Pro Forma
                                               ----------- --------------   ----------  ------------  -------------  ----------
                                                                               (In Thousands)
Revenue:
   Oil and gas production revenues ............   $ 41,406    $(10,189)(1) $ 31,217    $ 12,409    $    --          $   43,626
   Gas processing revenues ....................      2,369        --          2,369        --           --               2,369
   Rig revenues ...............................        350        --            350        --           --                 350
   Other ......................................      1,884          84 (3)    1,968         661         --               2,629
                                                  --------    ---------    ---------   ---------     ---------      ----------
                                                    46,009     (10,105)      35,904      13,070         --              48,974
Operating costs and expenses:
   Lease operating and production taxes .......     12,530      (1,775)(1)   10,755       4,838         --              15,593
   Gas processing costs .......................        857        --            857        --           --                 857
   Depreciation, depletion, and amortization ..     26,049      (3,415)(1)   22,634       8,184         --              30,818
   Rig operations .............................        381        --            381        --           --                 381
   General and administrative .................      3,957        --          3,957       1,367         --               5,324
                                                  --------    ---------    ---------   ---------     ---------      ----------
                                                    43,774      (5,190)      38,584      14,392         --              52,976
                                                  --------    ---------    ---------   ---------     ---------      ----------
Operating income ..............................      2,235      (4,915)      (2,680)     (1,322)         --             (4,002)
Other (income) expense:
   Interest income ............................       (418)       --           (418)       --            --               (418)
   Amortization of deferred financing fee .....        913        --            913        --            --                913
   Interest expense ...........................     22,795      (7,230)(2)   15,565         769       7,230 (1)         23,564
                                                  --------    ---------    ---------   ---------     -------        -----------
                                                    23,290      (7,230)      16,060         769       7,230             24,059
                                                  --------    ---------    ---------   ---------     -------        -----------
Income (loss) before taxes ....................    (21,055)      2,315      (18,740)     (2,091)     (7,230)           (28,061)
Income tax expense (benefit):
   Current ....................................        208        --            208         146          --                354
   Deferred ...................................     (4,741)       --        (4,741)        (479)         --             (5,220)
Minority interest in income of
   consolidated foreign subsidiary ............        (50)       --           (50)         --           --                (50)
                                                  --------    ---------    ---------   ---------     --------       -----------
Income (loss) .................................  $ (16,472)   $  2,315    $(14,157)    $ (1,758)     $(7,230)      $   (23,145)
                                                 ==========   =========   =========    =========     ========       ===========
  Net income (loss) per common share .........   $   (2.60)   $    .36    $  (2.24)                                $     (3.66)
                                                 ==========   =========   =========                                 ===========
  Net income (loss) per common share - assuming
    dilution: .................................  $   (2.60)   $    .36    $  (2.24)                                $     (3.66)
                                                 ==========   =========   =========                                 ===========


See adjustments to unaudited pro forma financial statements.



                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                         Year ended December 31, 1997
                                               -------------------------------------------------------------------------------
                                                 Abraxas    Divestiture                  New Cache                    Abraxas/
                                                Petroleum    of Wyoming                    Ltd.        Pro Forma      New Cache
                                                Historical   Properties     Sub-total    Historical    Adjustments    Pro Forma
                                               ----------- --------------   ----------  ------------  -------------  -----------
                                                                                (In Thousands)
Revenue:
   Oil and gas production revenues ............   $ 65,826    $(13,773)(1)   $ 52,053    $ 12,884      $  --         $  64,937
   Gas processing revenues ....................      3,568       --             3,568        --           --             3,568
   Rig revenues ...............................        334       --               334        --           --               334
   Other  .....................................      1,203         114 (3)      1,317         812         --             2,129
                                                  --------    ---------      ---------   ---------     ---------     ----------
                                                    46,009     (13,659)        57,272      13,696         --            70,968
Operating costs and expenses:
   Lease operating and production taxes .......     14,881      (1,386)(1)     12,495       4,040         --            16,535
   Gas processing costs .......................      1,252        --            1,252        --           --             1,252
   Depreciation, depletion, and amortization...     30,581      (7,485)(1)     23,096       5,941         --            29,037
   Proved property impairment..................      4,600        --            4,600        --           --             4,600
   Rig operations .............................        296        --              296        --           --               296
   General and administrative .................      4,171        --            4,171       1,542         --             5,713
                                                  --------    ---------      ---------   ---------     ---------      ---------
                                                    55,781      (9,874)        45,910      11,523         --            57,433
                                                  --------    ---------      ---------   ---------     ---------      ---------
Operating income...............................     15,150      (3,788)        11,362       2,173         --            13,535
Other (income) expense:
   Interest income ............................       (320)       --             (320)       (110)        --              (430)
   Amortization of deferred financing fee......      1,260        --            1,260        --           --             1,260
   Interest expense ...........................     24,620      (3,635)(2)     20,985         715         3,635 (1)     25,335
   Other.......................................       (369)       --             (369)       --           --              (369)
                                                  --------    ---------      ---------   ---------     ---------      ---------
                                                    25,191      (3,635)        21,556)        605         3,635         25,796
                                                  --------    ---------      ---------   ---------     ---------      ---------
Income (loss) before taxes ....................    (10,041)       (153)       (10,194)      1,568        (3,635)       (12,261)
Income tax expense (benefit):
   Current ....................................        244         --             244         175         --               419
   Deferred ...................................     (4,135)        --          (4,135)        854         --            (3,281)
Minority interest in income of
   consolidated foreign subsidiary ............        335         --             335        --           --               335
                                                  --------    ---------      ---------   ---------     ---------      ---------
Income (loss) .................................     (6,485)       (153)        (6,638)        539        (3,635)        (9,734)
Less dividend requirement on cumulative
  preferred stock..............................       (183)        --            (183)       --           --              (183)
                                                  --------    ---------      ---------   ---------     ---------      ---------
Net income (loss) applicable to common stock...   $ (6,668)   $   (153)      $ (6,821)   $    539      $ (3,635)      $ (9,917)
                                                  ========    =========      =========   =========     =========      =========
  Net income (loss) per common share...........   $  (1.11)   $   (.02)      $  (1.13)                                $  (1.65)
                                                  ========    =========      =========                                =========
  Net income (loss) per common share - assuming
    dilution:..................................   $  (1.11)   $   (.02)      $  (1.13)                                $  (1.65)
                                                  ========    =========      =========                                =========



See  adjustments  to  unaudited  pro  forma financial statements.

            ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

WYOMING DIVESTITURE

  Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as it the transaction had occurred as of September 30, 1998.

(1) To record net cash proceeds of the transaction as a reduction of long-term debt.

(2) To adjust property held for sale and property and equipment to reflect actual sales proceeds.

(3) To record the Company's investment in the Partnership.


         Adjustments to the Unaudited Pro Forma Statement of Operations:

The Unaudited Pro Forma Statements of Operations are presented as if the transaction had been occurred as of the beginning of the periods presented.

         (1) To adjust oil and gas production revenues, lease operating and production taxes and depreciation, depletion and amortization as if this transaction had been completed as of the beginning of the period.

         (2) To adjust interest expense, giving effect to paydown of the Company's long term debt, at the Company's assumed average interest rates.

         (3) To recognize Company's one percent (1%) management fee from the Partnership for the period.


NEW CACHE ACQUISITION

The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as it the transaction had occurred as of September 30, 1998.

  Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

         (1) Record long-term debt associated with the New Cache acquisition, reduction in long-term debt was recognized as the result of the Wyoming divestiture proceeds. Debt is being reinstated as the Wyoming divestiture proceeds were reinvested in the New Cache acquisition.

         (2) Record additional long-term debt associated with the New Cache acquisition, and additional cash invested.


         (3) Record increase in basis of oil and gas properties for acquisition cost in excess of historical basis.

         Adjustments to the Unaudited Pro Forma Statement of Operations:

The Unaudited Pro Forma Statements of Operations are presented as if the transaction had been occurred as of the beginning of the periods presented.

         (1) Reinstate interest expense that was previously reduced as a result of the Wyoming divestiture. The proceeds from the Wyoming divestiture were reinvested in the New Cache acquisition, a opposed to reduction of long-term debt as previously reflected.

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                          By: ___________________________________
                              Chris Williford
                              Executive Vice President, Chief Financial
                              Officer and Treasurer


Dated:   February 26, 1999